PITCAIRN FUNDS

                                 SMALL CAP FUND
                              SMALL CAP VALUE FUND

              SUPPLEMENT DATED JULY 25, 2002 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2002


This Supplement will notify you of several important changes to the Small Cap Fund and the Small Cap Value Fund, both of which are series of the Pitcairn Funds ("Trust"), that were approved by the Board of Trustees ("Board") of the Trust at a meeting of the Board held on July 25, 2002. As explained in more detail below, these changes include:

1. Change of the Small Cap Value Fund's investment strategy to a small cap core strategy, with a corresponding change in the Small Cap Value Fund's name to "Small Cap Core Fund"; and
2. Approval of a proposal to have the Small Cap Fund reorganize with and into the Small Cap Core Fund (the "Reorganization").

Change in Investment Strategy and Name of the Small Cap Value Fund
------------------------------------------------------------------

The Small Cap Value Fund's investment objective -- long-term capital appreciation -- and its emphasis on small cap stocks will remain the same. However, commencing immediately, subject to an orderly transition, the Fund's principal investment strategy will change from a pure value to a core strategy, which will reflect a blend of growth and value investing styles. The "Principal Investment Strategy" described on page 8 of the Prospectus will be replaced with the following strategy:

     Investing in a diversified portfolio of equity securities of small capitalization companies, reflecting a blend of growth and value stocks. The Manager selects specific stocks it believes are undervalued or have above-average potential for growth in revenues and earnings, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the Russell 2000(R) Index, which is the Fund's benchmark.

Additionally, in order to more accurately reflect its new principal investment strategy, the Fund's name has been changed to "Small Cap Core Fund." All references to the "Small Cap Value Fund" will be changed to "Small Cap Core Fund" throughout the Trust's Prospectus and Statement of Additional Information. The Russell 2000(R) Index will be used as the benchmark for the Small Cap Core Fund.

The first paragraph of "Investment Strategy" on page 8 of the Prospectus will be replaced as follows:

     The Small Cap Core Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in securities of small capitalization companies. Small capitalization companies are those that have market capitalizations between $200 million and $1.5 billion. With respect to the Fund's growth investments, the Manager seeks stocks with above average potential for growth in revenue and earnings. With respect to the Fund's value investments, the Manager seeks stocks with attractive valuations within their industries and market sectors. The prices of value stocks are typically below their true worth in the Manager's judgment compared to other stocks as measured by such traditional investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's goal.

The following risk disclosure will be added to "Principal Risks of Investing" on page 9 of the Prospectus:

     A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Reorganization  of the Small Cap Fund and  Small  Cap Core Fund  (formerly,  the
--------------------------------------------------------------------------------
Small Cap Value Fund)
---------------------

     Description of the Reorganization
     ---------------------------------

The Board, on behalf of both Funds, has unanimously voted to adopt a Plan of Reorganization that provides for the transfer of all of the assets and liabilities of the Small Cap Fund to the Small Cap Core Fund in exchange for shares of the Small Cap Core Fund. Upon the completion of the Reorganization, each shareholder of the Small Cap Fund will become a shareholder of the Small Cap Core Fund, holding shares with an aggregate value equal to the aggregate value of the shares of the Small Cap Fund held by that shareholder as of the close of business on the closing date. It is anticipated that for federal income tax purposes the Reorganization will be tax-free to the shareholders of both Funds. The Trust intends to complete the Reorganization on or about October 31, 2002. Shareholder approval of the Reorganization is not required.

Until the Reorganization has been completed, shareholders of either Fund will be able to redeem their shares. Redemption requests received after the closing will be treated as requests received by the Small Cap Core Fund for the redemption of its shares.

     Expenses of the Reorganization
     ------------------------------

Expenses relating to the Reorganization will be paid by the Small Cap Fund and the Small Cap Core Fund based upon the relative net assets of the two Funds. These expenses are expected to be approximately $85,000, and will be considered extraordinary expenses for purposes of PTC's expense limitation agreement with the Funds, so that PTC will not be reimbursing the Funds for these expenses. Each Fund has commenced accruing these expenses as of July 25, 2002.

Further information about the Reorganization will be included in information to be distributed to shareholders closer to the date of the Reorganization.